Exhibit 10.4

AMERICAN ACQUISITION OPPORTUNITY INC.

12115 Visionary Way

Fishers, Indiana

March 17, 2021

American Resources Corporation

12115 Visionary Way

Fishers, Indiana

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement on Form S-1 (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of American Acquisition Opportunity Inc. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination (a “Business Combination”) or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), American Resources Corporation (“ARC”) shall make available to the Company certain office space, utilities, and secretarial, administrative and consulting services as may be required by the Company from time to time, situated at 12115 Visionary Way, Fishers, Indiana (or any successor location). In exchange therefore, the Company shall pay ARC a sum equal to $10,000 per month, commencing on the Effective Date and continuing monthly thereafter until the Termination Date. ARC agrees that payment of such amounts may be deferred, without interest, until the date of consummation by the Company of the initial Business Combination upon a determination by the Company’s audit committee that the Company lacks sufficient funds held outside the Trust Account (as defined below) to pay the Company’s actual or anticipated expenses in connection with the Company’s initial Business Combination. ARC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company in connection with this letter agreement and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

AMERICAN ACQUISITION OPPORTUNITY INC.

By:	/s/ Mark C. Jensen
Name:	Mark C. Jensen
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

AMERICAN RESOURCES CORPORATION

By:	/s/ Thomas M. Sauve
Name:	Thomas M. Sauve
Title:	President